UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024

KINETA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37695	20-8436652
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
7683 SE 27th Street, Suite 481
Mercer Island, WA		98040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 378-0400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange
	Symbol(s)	on which registered
Common Stock, par value $0.001 per share	KA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed on September 10, 2024, Kineta, Inc. (the “Company”) received a determination letter (the “Letter”) from the Nasdaq Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that after reviewing the materials submitted by the Company, the Staff had determined to deny the Company’s request for continued listing on The Nasdaq Capital Market due to the Company’s lack of compliance with Nasdaq Listing Rules 5550(a)(2) and 5550(b)(1). In the Letter, the Staff also notified the Company that trading of its securities would be suspended and the securities would be removed from listing and registration on Nasdaq unless the Company requested an appeal of Nasdaq’s determination by September 17, 2024. The Company did not appeal the determination, and therefore, on September 18, 2024, the Staff informed the Company that the Company’s common stock, par value $0.001 per share (“Common Stock”), will be suspended from trading on The Nasdaq Capital Market at the opening of business on September 19, 2024. A Form 25-NSE will be filed with the Securities and Exchange Commission by Nasdaq. The trading of the Common Stock will be suspended until delisting which will become effective 10 days after the Form 25-NSE is filed. Following the delisting of its common shares from The Nasdaq Capital Market, the Company will continue to be a reporting company under the Securities Exchange Act of 1934. It is expected that Common Stock will commence trading on the OTC Markets Group platform at the open of trading on September 19, 2024 under the symbol “KA.” Quotes and related information will be available at www.otcmarkets.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2024

Kineta, Inc.

By:	/s/ Craig Philips
Name:	Craig Philips
Title:	President